Exhibit 21.1
LHC GROUP, INC. SUBSIDIARIES

Company	Domestic State
Able Home Health, Inc.	Alabama
Advanced Care House Calls of Alabama, LLC	Alabama
Alabama Health Care Group, LLC	Alabama
Athens-Limestone HomeCare, LLC	Alabama
Baptist Home Health, LLC	Alabama
Camden HomeCare, LLC	Alabama
Centre Home Care, LLC	Alabama
Clay County Hospital Home Care, LLC	Alabama
Coosa Valley HomeCare, LLLC	Alabama
East Alabama Medical Center HomeCare, LLC	Alabama
Fayette Medical Center HomeCare, LLC	Alabama
Fort Payne Home Care, LLC	Alabama
Gulf Homecare, Inc.	Alabama
HGA HomeCare, LLC	Alabama
Infirmary Home Health Agency, Inc.	Alabama
LHCG CXXVIII, LLC	Alabama
LHCG LI, LLC	Alabama
LHCG LXIV, LLC	Alabama
LHCG LXXIX, LLC	Alabama
LHCG LXXXIV, LLC	Alabama
LHCG XXII, LLC	Alabama
LHCG XXIX, LLC	Alabama
LHCG XXXIV, LLC	Alabama
Marion Regional HomeCare, LLC	Alabama
Medical Centers HomeCare, LLC	Alabama
Mizell Memorial Hospital HomeCare, LLC	Alabama
Princeton Home Health, LLC	Alabama
Southeast Alabama HomeCare, LLC	Alabama
SunCrest Home Health of AL, Inc.	Alabama
Thomas Home Health, LLC	Alabama
Advanced Care House Calls of Arizona, LLC	Arizona
Arizona Health Care Group, LLC	Arizona
Arizona In-Home Healthcare Partnership-I, LLC	Arizona
Arizona In-Home Healthcare Partnership-II, LLC	Arizona
Arizona In-Home Healthcare Partnership-III, LLC	Arizona
Arizona In-Home Partner-I, LLC	Arizona
Arizona In-Home Partner-II, LLC	Arizona
Arizona In-Home Partner-III, LLC	Arizona
LHCG LVI, LLC	Arizona
LHCG LXXVII, LLC	Arizona
Western Arizona Regional Home Health and Hospice, LLC	Arizona
AHCG Management, LLC	Arkansas
Arkansas Extended Care, LLC	Arkansas
Arkansas Health Care Group, LLC	Arkansas
Arkansas Healthcare Partners, LLC	Arkansas
Arkansas Home Health Providers-III, LLC	Arkansas

Arkansas Home Health Providers-IV, LLC	Arkansas
Arkansas Home Hospice, LLC	Arkansas
Arkansas HomeCare of Forrest City, LLC	Arkansas
Arkansas HomeCare of Fulton, LLC	Arkansas
Arkansas HomeCare of Hot Springs, LLC	Arkansas
Arkansas In-Home Healthcare Partnership-I, LLC	Arkansas
Arkansas In-Home Healthcare Partnership-II, LLC	Arkansas
Arkansas In-Home Partner-I, LLC	Arkansas
Arkansas In-Home Partner-II, LLC	Arkansas
Arkansas Nursing Providers, LLC	Arkansas
CMC Home Health and Hospice, LLC	Arkansas
Dallas County Medical Center HomeCare, LLC	Arkansas
East Arkansas Health Holdings, LLC	Arkansas
Elite Physical Therapy Services, LLC	Arkansas
Eureka Springs Hospital HomeCare, LLC	Arkansas
Eureka Springs Hospital Hospice, LLC	Arkansas
Fort Smith HMA Home Health, LLC	Arkansas
Hospice of Central Arkansas, LLC	Arkansas
Jefferson Regional HomeCare, LLC	Arkansas
LHCG CII, LLC	Arkansas
LHCG CIV, LLC	Arkansas
LHCG CV, LLC	Arkansas
LHCG CXIX, LLC	Arkansas
LHCG CXVIII, LLC	Arkansas
LHCG CXXV, LLC	Arkansas
LHCG CXXXX, LLC	Arkansas
LHCG CXXXXI, LLC	Arkansas
LHCG CXXXXII, LLC	Arkansas
LHCG LXVIII, LLC	Arkansas
LHCG LXXXIII, LLC	Arkansas
LHCG LXXXV, LLC	Arkansas
LHCG LXXXVI, LLC	Arkansas
LHCG XLII, LLC	Arkansas
Mena Medical Center Home Health, LLC	Arkansas
Mena Medical Center Hospice, LLC	Arkansas
Midwest Hospice, LLC	Arkansas
Northeast Arkansas Partnership, LLC	Arkansas
Patient’s Choice Hospice, LLC	Arkansas
Southwest Arkansas HomeCare, LLC	Arkansas
Advanced Care House Calls of California, LLC	California
California Health Care Group, LLC	California
LHCG XXXVIII, LLC	California
Advanced Care House Calls of Colorado, LLC	Colorado
Colorado Health Care Group, LLC	Colorado
Colorado In-Home Healthcare Partnership-I, LLC	Colorado
Colorado In-Home Partner-I, LLC	Colorado
LHCG LVII, LLC	Colorado
Advanced Care House Calls of Connecticut, LLC	Connecticut
Connecticut Home Health Care, Inc.	Connecticut
Patient Care Connecticut, LLC	Connecticut
Patient Care HHA, LLC	Connecticut
Patient's Choice Homecare, LLC	Connecticut
Priority Care, Inc.	Connecticut
Adult Day Care of America, Inc.	Delaware
AF-CH-HH, LLC	Delaware

AFAM Holding Co, LLC	Delaware
AFAM Sub I, LLC	Delaware
Almost Family, Inc.	Delaware
Altus Hospice of Georgia, LLC	Delaware
Augusta Home Care Services, LLC	Delaware
Berwick Home Care Services, LLC	Delaware
Birmingham Home Care Services, LLC	Delaware
Blue Island Home Care Services, LLC	Delaware
Cambridge Home Health Care Holdings, Inc.	Delaware
Clarksville Home Care Services, LLC	Delaware
Cleveland Home Care Services, LLC	Delaware
Compassionate Hospice of Georgia, Inc.	Delaware
Crossroads Home Care Services, LLC	Delaware
Deming Home Care Services, LLC	Delaware
El Dorado Home Care Services, LLC	Delaware
Emporia Home Care Services, LLC	Delaware
Florence Home Care Services, LLC	Delaware
Franklin Home Care Services, LLC	Delaware
Fulton Home Care Services, LLC	Delaware
Gadsden Home Care Services, LLC	Delaware
Galesburg Home Care, LLC	Delaware
Granite City Home Care Services, LLC	Delaware
Halcyon Healthcare, LLC	Delaware
Hattiesburg Home Care Services, LLC	Delaware
Helena Home Care Services, LLC	Delaware
Ingenios Health Co	Delaware
Ingenios Health Holdings, Inc.	Delaware
In-Home Healthcare Partnership, LLC	Delaware
Jackson Home Care Services, LLC	Delaware
Jourdanton Home Care Services, LLC	Delaware
Knoxville Home Care Services, LLC	Delaware
Lakeland Home Care Services, LLC	Delaware
Lancaster Home Care Services, LLC	Delaware
La Porte Home Care Services, LLC	Delaware
LHC Group, Inc.	Delaware
LHCG Partner, LLC	Delaware
LHCG New York Holding, LLC	Delaware
Louisa Home Care Holdings, LLC	Delaware
Louisa Home Care Services, LLC	Delaware
Mooresville Home Caer Services, LLC	Delaware
Northampton Home Care, LLC	Delaware
Oklahoma City Home Care Services, LLC	Delaware
OMNI Home Health Holdings, Inc.	Delaware
OMNI Home Health Services, LLC	Delaware
Patient Care New Jersey, Inc.	Delaware
Patient Care Pennsylvania, Inc.	Delaware
Patient Care, Inc.	Delaware
Petersburg Home Care Services, LLC	Delaware
Pottstown Home Care Services, LLC	Delaware
Red Bud Home Care Services, LLC	Delaware
River West Home Care, LLC	Delaware
Scranton Quincy Home Care Services, LLC	Delaware
Sharon Home Care Services, LLC	Delaware
Shelbyville Home Care Services, LLC	Delaware
SJ Home Care, LLC	Delaware
Spokane Home Care Services, LLC	Delaware

Springdale Home Care Services, LLC	Delaware
Tomball Texas Home Care Services, LLC	Delaware
Tucson Home Care Services, LLC	Delaware
Valparaiso Home Care Services, LLC	Delaware
Venice Home Care Services, LLC	Delaware
Victoria Texas Home Care Services, LLC	Delaware
Waukegan Hospice, LLC	Delaware
Weatherford Home Care Services, LLC	Delaware
West Grove Home Care, LLC	Delaware
Wilkes-Barre Home Care Services, LLC	Delaware
Woodward Home Care Services, LLC	Delaware
York Home Care Services, LLC	Delaware
Youngstown Home Care Services, LLC	Delaware
LHCG CXXXXV, LLC	District of Columbia
Washington D.C. Health Care Group, LLC	District of Columbia
Advanced Care House Calls of Florida, LLC	Florida
Almost Family ACO Services of South Florida, LLC	Florida
Almost Family PC of Ft. Lauderdale, LLC	Florida
Almost Family PC of SW Florida, LLC	Florida
Almost Family PC of West Palm, LLC	Florida
Bayfront HMA Home Health, LLC	Florida
BGR Acquisition, LLC	Florida
Brevard HMA Home Health, LLC	Florida
Brevard HMA Hospice, LLC	Florida
Caretenders of Jacksonville, LLC	Florida
Caretenders Visiting Services of District 6, LLC	Florida
Caretenders Visiting Services of District 7, LLC	Florida
Caretenders Visiting Services of Gainesville, LLC	Florida
Caretenders Visiting Services of Hernando County, LLC	Florida
Caretenders Visiting Services of Ocala, LLC	Florida
Caretenders Visiting Services of Pinellas County, LLC	Florida
Caretenders Visiting Services of St. Augustine, LLC	Florida
Florida Physical Therapy Services of Pensacola, LLC	Florida
Home Health Agency - Central Pennsylvania, LLC	Florida
Home Health Agency - Collier, LLC	Florida
Home Health Agency - Hillsborough, LLC	Florida
Home Health Agency - Indiana, LLC	Florida
Home Health Agency - Pennsylvania, LLC	Florida
Home Health Agency - Philadelphia, LLC	Florida
Home Health Agency - Pinellas, LLC	Florida
Key West HHA, LLC	Florida
Key West PD, LLC	Florida
LHC Health Care Group of Florida, LLC	Florida
LHCG LXXXII, LLC	Florida
LHCG XIX, LLC	Florida
Lifeline Home Health Care of Lady Lake, LLC	Florida
Lifeline Home Health Care of Lakeland, LLC	Florida
Lifeline Home Health Care of Marathon, LLC	Florida
Lifeline Home Health Care of Port Charlotte, LLC	Florida
Mederi Caretenders VS of Broward, LLC	Florida
Mederi Caretenders VS of SE FL, LLC	Florida
Mederi Caretenders VS of SW FL, LLC	Florida
Mederi Caretenders VS of Tampa, LLC	Florida

Merderi Private Care, LLC	Florida
Munroe Regional HomeCare, LLC	Florida
North Okaloosa Home Health, LLC	Florida
OMNI Health Management, LLC	Florida
OMNI Home Health - District 1, LLC	Florida
OMNI Home Health - District 2, LLC	Florida
OMNI Home Health – District 4, LLC	Florida
OMNI Home Health - Hernando, LLC	Florida
OMNI Home Health - Jacksonville, LLC	Florida
SunCrest Home Health of Tampa, LLC	Florida
SWF Home Care Services, LLC	Florida
Advanced Care House Calls of Georgia, LLC	Georgia
Compassionate Healthcare Management Group, Inc.	Georgia
Floyd HomeCare, LLC	Georgia
Georgia Health Care Group, LLC	Georgia
Georgia HomeCare of Harris, LLC	Georgia
Grace Hospice, LLC	Georgia
LHCG CXXIII, LLC	Georgia
LHCG LXXIV, LLC	Georgia
LHCG LXXV, LLC	Georgia
LHCG XL, LLC	Georgia
Northwest Georgia Home Health, LLC	Georgia
SunCrest Healthcare, Inc.	Georgia
Suncrest Home Health-Southside, LLC	Georgia
SunCrest Home Health of Georgia, Inc.	Georgia
SunCrest Home Health of South GA, Inc.	Georgia
Advanced Care House Calls of Idaho, LLC	Idaho
Idaho Health Care Group, LLC	Idaho
Idaho In-Home Healthcare Partnership-I, LLC	Idaho
Idaho In-Home Partner-I, LLC	Idaho
LHCG XVII, LLC	Idaho
LHCG XXI, LLC	Idaho
Advanced Care House Calls of Illinois, LLC	Illinois
Caretenders Visiting Services of Southern Illinois, LLC	Illinois
Illinois Health Care Group, LLC	Illinois
Illinois Home Care Holdings, LLC	Illinois
Illinois Home Health Care, LLC	Illinois
Illinois LIV, LLC	Illinois
LHCG XXXVII, LLC	Illinois
IN HomeCare Network Central, LLC	Indiana
IN HomeCare Network North, LLC	Indiana
NP Services of IN, LLC	Indiana
ACHC ACO, LLC	Kentucky
ACO Clinical Partners, LLC	Kentucky
Advanced Care House Calls of Kentucky, LLC	Kentucky
AFAM Acquisition, LLC	Kentucky
Almost Family ACO Services of Kentucky, LLC	Kentucky
Almost Family PC of Kentucky, LLC	Kentucky
Bluegrass Accountable Care, LLC	Kentucky
Caretenders of Cleveland, Inc.	Kentucky
Caretenders of Columbus, Inc.	Kentucky
Caretenders Visiting Services Employment Company, Inc.	Kentucky
Caretenders Visiting Services of Kentuckiana, LLC	Kentucky
Caretenders Visiting Services of Orlando, LLC	Kentucky

Caretenders VS of Central KY, LLC	Kentucky
Caretenders VS of Lincoln Trail, LLC	Kentucky
Caretenders VS of Louisville, LLC	Kentucky
Caretenders VS of Western KY, LLC	Kentucky
Home Health of Jefferson Co, LLC	Kentucky
Imperium Health Management, LLC	Kentucky
Kentuckiana Clinical Partners, LLC	Kentucky
Kentucky Accountable Care, LLC	Kentucky
Kentucky Clinical Partners, LLC	Kentucky
Kentucky Health Care Group, LLC	Kentucky
Kentucky Home Health Care, LLC	Kentucky
Kentucky HomeCare of Henderson, LLC	Kentucky
Kentucky In-Home Healthcare Partnership-I, LLC	Kentucky
Kentucky In-Home Healthcare Partnership-II, LLC	Kentucky
Kentucky In-Home Partner-I, LLC	Kentucky
Kentucky In-Home Partner-II, LLC	Kentucky
Kentucky LV, LLC	Kentucky
LHC HomeCare-Lifeline, LLC	Kentucky
LHCG LXX, LLC	Kentucky
LHCG LXXI, LLC	Kentucky
LHCG XLVI, LLC	Kentucky
LHCG XXIII, LLC	Kentucky
Lifeline Home Health Care of Bowling Green, LLC	Kentucky
Lifeline Home Health Care of Fulton, LLC	Kentucky
Lifeline Home Health Care of Hopkinsville, LLC	Kentucky
Lifeline Home Health Care of Lexington, LLC	Kentucky
Lifeline Home Health Care of Russellville, LLC	Kentucky
Lifeline Home Health Care of Somerset, LLC	Kentucky
Lifeline HomeCare of Salem, LLC	Kentucky
Lifeline Private Duty Services of Kentucky, LLC	Kentucky
Lifeline Rockcastle Home Health, LLC	Kentucky
NP Services of KY, LLC	Kentucky
Physicians Accountable Care, LLC	Kentucky
Physicians Accountable Care of Kentucky, LLC	Kentucky
Trigg County Home Health, LLC	Kentucky
Twin Lakes Home Health Agency, LLC	Kentucky
AAA Home Health, Inc.	Louisiana
Acadian Home Health Care Services, LLC	Louisiana
Acadian HomeCare of New Iberia, LLC	Louisiana
Acadian HomeCare, LLC	Louisiana
Acadian Physical Therapy Services, LLC	Louisiana
Baton Rouge HomeCare, LLC	Louisiana
Beauregard Memorial Hospital HomeCare, LLC	Louisiana
Egan Health Care Corporation	Louisiana
Egan Healthcare of Northshore, Inc	Louisiana
Egan Healthcare of Plaquemines, Inc	Louisiana
Egan Hospice Services of Northshore, LLC	Louisiana
Feliciana Physical Therapy Services, LLC	Louisiana
Hood Home Health Service, LLC	Louisiana
LHC Group Employee Hardship Relief Fund	Louisiana
LHC Group Pharmaceutical Services II, LLC	Louisiana
LHC Group Pharmaceutical Services III, LLC	Louisiana
LHC Group Pharmaceutical Services, LLC	Louisiana
LHC Physician Services, LLC	Louisiana
LHC Real Estate I, LLC	Louisiana
LHC Real Estate II, LLC	Louisiana

LHCG CIX, LLC.	Louisiana
LHCG CVI, LLC	Louisiana
LHCG CVII, LLC	Louisiana
LHCG CVIII, LLC	Louisiana
LHCG CX, LLC	Louisiana
LHCG CXX, LLC	Louisiana
LHCG CXXVI, LLC	Louisiana
LHCG LXVII, LLC	Louisiana
LHCG LXXII, LLC	Louisiana
LHCG LXXVI, LLC	Louisiana
LHCG LXXVIII, LLC	Louisiana
LHCG V, LLC	Louisiana
LHCG VI, LLC	Louisiana
LHCG VIII, LLC	Louisiana
LHCG X, LLC	Louisiana
LHCG XII, LLC	Louisiana
LHCG XIII, LLC	Louisiana
LHCG XIV, LLC	Louisiana
LHCG XLIII, LLC	Louisiana
LHCG XLIV, LLC	Louisiana
LHCG XV, LLC	Louisiana
LHCG XVI, LLC	Louisiana
LLC-I, LLC	Louisiana
LLC-II, LLC	Louisiana
Louisiana Extended Care Hospital of Kenner, LLC	Louisiana
Louisiana Health Care Group, LLC	Louisiana
Louisiana Home Health of Feliciana, LLC	Louisiana
Louisiana Home Health of Hammond, LLC	Louisiana
Louisiana Home Health of Houma, LLC	Louisiana
Louisiana HomeCare of Delhi, LLC	Louisiana
Louisiana HomeCare of Kenner, LLC	Louisiana
Louisiana HomeCare of Lutcher, LLC	Louisiana
Louisiana HomeCare of Minden, LLC	Louisiana
Louisiana HomeCare of Miss-Lou, LLC	Louisiana
Louisiana HomeCare of Monroe, LLC	Louisiana
Louisiana HomeCare of North Louisiana, LLC	Louisiana
Louisiana HomeCare of Northwest Louisiana, LLC	Louisiana
Louisiana HomeCare of Plaquemine, LLC	Louisiana
Louisiana HomeCare of Raceland, LLC	Louisiana
Louisiana HomeCare of Slidell, LLC	Louisiana
Louisiana Hospice and Palliative Care, LLC	Louisiana
Louisiana Hospice Group, LLC	Louisiana
Louisiana In-Home Healthcare Partnership - I, LLC	Louisiana
Louisiana in-Home Partner - I, LLC	Louisiana
Louisiana Physical Therapy Services of Bossier City, LLC	Louisiana
Louisiana Physical Therapy, LLC	Louisiana
Northshore Extended Care Hospital, LLC	Louisiana
Oak Shadows of Jennings, LLC	Louisiana
Palmetto Express, LLC	Louisiana
Patient’s Choice Hospice and Palliative Care of Louisiana, LLC	Louisiana
Primary Care at Home of Louisiana II, LLC	Louisiana
Primary Care at Home of Louisiana III, LLC	Louisiana
Primary Care at Home of Louisiana IV, LLC	Louisiana
Primary Care at Home of Louisiana, LLC	Louisiana
Richardson Medical Center HomeCare, LLC	Louisiana
Southeast Louisiana HomeCare, LLC	Louisiana
Specialty Extended Care Hospital of Monroe, LLC	Louisiana

St. James HomeCare, LLC	Louisiana
St. Landry Family Healthcare, LLC	Louisiana
Texas Health Care Group Holdings, LLC	Louisiana
The Hospice Promise Foundation	Louisiana
Tri-Parish Community HomeCare, LLC	Louisiana
Vital Hospice, Inc.	Louisiana
Advanced Care House Calls of Maryland, LLC	Maryland
FirstCall Health Services, Inc.	Maryland
HomeCall, Inc.	Maryland
LHCG CL, LLC	Maryland
LHCG CXLIX, LLC	Maryland
LHCG LXXXI, LLC	Maryland
Maryland Health Care Group, LLC	Maryland
Primary Care at Home of Maryland, LLC	Maryland
Advanced Care House Calls of Massachusetts, LLC	Massachusetts
Caretenders VS of Boston, LLC	Massachusetts
LHCG LVIII, LLC	Massachusetts
Long Term Solutions, Inc.	Massachusetts
Massachusetts Health Care Group, LLC	Massachusetts
Advanced Care House Calls of Michigan, LLC	Michigan
Michigan In-Home Healthcare Partnership-I, LLC	Michigan
Michigan In-Home Healthcare Partnership-II, LLC	Michigan
Michigan In-Home Healthcare Partnership-III, LLC	Michigan
Michigan In-Home Healthcare Partnership-IV, LLC	Michigan
Michigan In-Home Partner-I, LLC	Michigan
Michigan In-Home Partner-II, LLC	Michigan
Michigan In-Home Partner-III, LLC	Michigan
Michigan In-Home Partner-IV, LLC	Michigan
LHCG XLVIII, LLC	Minnesota
Minnesota Health Care Group, LLC	Minnesota
Able Home Health, Inc.	Mississippi
Advanced Care House Calls of Mississippi, LLC	Mississippi
Community Hospice, LLC	Mississippi
Cornerstone Palliative and Hospice, LLC	Mississippi
Covenant Palliative and Hospice, LLC	Mississippi
Leaf River Health Care, LLC	Mississippi
LHCG C, LLC	Mississippi
LHCG XCIX, LLC	Mississippi
LHCG XCVIII, LLC	Mississippi
LHCG XXVI, LLC	Mississippi
Mississippi Health Care Group, LLC	Mississippi
Mississippi HomeCare of Jackson II, LLC	Mississippi
Mississippi HomeCare, LLC	Mississippi
Picayune HomeCare, LLC	Mississippi
South Mississippi Home Health, Inc.	Mississippi
South Mississippi Home Health, Inc. - Region I	Mississippi
South Mississippi Home Health, Inc. - Region II	Mississippi
South Mississippi Home Health, Inc. - Region III	Mississippi
Access Hospice, LLC	Missouri
Caretenders Visiting Services of St. Louis, LLC	Missouri
Kirksville Home Care Services, LLC	Missouri
LHCG CXLVI, LLC	Missouri
LHCG CXLVII, LLC	Missouri
LHCG CXLVIII, LLC	Missouri
LHCG CXXXXIII, LLC	Missouri
LHCG LXIX, LLC	Missouri

LHCG LXV, LLC	Missouri
LHCG XXV, LLC	Missouri
Missouri Health Care Group, LLC	Missouri
Southwest Missouri HomeCare, LLC	Missouri
SunCrest Home Health of MO, Inc.	Missouri
Nebraska Health Care Group, LLC	Nebraska
Advanced Care House Calls of Nevada, LLC	Nevada
Assured Capital Partners, Inc.	Nevada
LHCG CXXXIX, LLC	Nevada
LHCG CXXXVIII, LLC	Nevada
LHCG CXXXXIV, LLC	Nevada
LHCG XXXIX, LLC	Nevada
Nevada Health Care Group, LLC.	Nevada
Advanced Care House Calls of New Hampshire, LLC	New Hampshire
New Hampshire Health Care Group, LLC	New Hampshire
LHCG CXLIV, LLC	New Jersey
LHCG CXLV, LLC	New Jersey
Patient Care Medical Services, Inc.	New Jersey
Patient Care of Hudson County, LLC	New Jersey
Advanced Care House Calls of New Mexico, LLC	New Mexico
Advanced Care House Calls of New York, LLC	New York
BHC Services, Inc.	New York
BRACOR, Inc.	New York
Litson Certified Care, Inc.	New York
Litson Health Care, Inc.	New York
National Health Industries, Inc.	New York
Western Region Health Corporation	New York
Willcare, Inc.	New York
Cape Fear Valley HomeCare and Hospice, LLC	North Carolina
LHCG CXXXXVI, LLC	North Carolina
LHCG L, LLC	North Carolina
North Carolina Health Care Group, LLC	North Carolina
North Carolina In-Home Healthcare Partnership-I, LLC	North Carolina
North Carolina In-Home Healthcare Partnership-II, LLC	North Carolina
North Carolina In-Home Healthcare Partnership-III, LLC	North Carolina
North Carolina In-Home Healthcare Partnership-IV, LLC	North Carolina
North Carolina In-Home Healthcare Partnership-IX, LLC	North Carolina
North Carolina In-Home Healthcare Partnership-V, LLC	North Carolina
North Carolina In-Home Healthcare Partnership-VI, LLC	North Carolina
North Carolina In-Home Healthcare Partnership-VII, LLC	North Carolina
North Carolina In-Home Healthcare Partnership-VIII, LLC	North Carolina
North Carolina In-Home Partner-I, LLC	North Carolina
North Carolina In-Home Partner-II, LLC	North Carolina
North Carolina In-Home Partner-III, LLC	North Carolina
North Carolina In-Home Partner-IV, LLC	North Carolina
North Carolina In-Home Partner-IX, LLC	North Carolina
North Carolina In-Home Partner-V, LLC	North Carolina
North Carolina In-Home Partner-VI, LLC	North Carolina
North Carolina In-Home Partner-VII, LLC	North Carolina
North Carolina In-Home Partner-VIII, LLC	North Carolina
NP Services of NC, LLC	North Carolina
Advance Geriatric Education and Consulting, LLC	Ohio
Assisted Care by Black Stone of Central Ohio, LLC	Ohio

Assisted Care by Black Stone of Cincinnati, LLC	Ohio
Assisted Care by Black Stone of Dayton, LLC	Ohio
Assisted Care by Black Stone of Northwest Ohio, LLC	Ohio
Assisted Care by Black Stone of Toledo, LLC	Ohio
Black Stone of Central Ohio, LLC	Ohio
Black Stone of Cincinnati, LLC	Ohio
Black Stone of Dayton, LLC	Ohio
Black Stone of Northeast Ohio, LLC	Ohio
Black Stone of Northwest Ohio, LLC	Ohio
Black Stone Operations, LLC	Ohio
Blackstone Group, LLC	Ohio
Blackstone Health Care, LLC	Ohio
Cambridge Home Health Care, Inc.	Ohio
Cambridge Home Health Care, Inc. / Private	Ohio
Cambridge Personal Care, LLC	Ohio
Care Advisors by Black Stone, LLC	Ohio
Caretenders VNA of Ohio, LLC	Ohio
Caretenders VS of Ohio, LLC	Ohio
Caretenders VS of SE Ohio, LLC	Ohio
Home Health Care by Black Stone of Central Ohio, LLC	Ohio
Home Health Care by Black Stone of Cincinnati, LLC	Ohio
Home Health Care by Black Stone of Dayton, LLC	Ohio
Home Health Care by Black Stone of Northwest Ohio, LLC	Ohio
LHCG XCI, LLC	Ohio
LHCG XCII, LLC	Ohio
MJ Nursing at Blackstone, LLC	Ohio
NP Services of OH, LLC	Ohio
Ohio Health Care Group, LLC	Ohio
Ohio HomeCare, LLC	Ohio
Ohio In-Home Healthcare Partnership-I, LLC	Ohio
Ohio In-Home Partnership-I, LLC	Ohio
S&B Health Care, LLC	Ohio
Clinton Home Health & Hospice, LLC	Oklahoma
Mayes County HMA Home Health, LLC	Oklahoma
OHHP, LLC	Oklahoma
Oklahoma Health Care Group, LLC	Oklahoma
Ponca City Home Care Services, LLC	Oklahoma
Summit Properties - Muskogee, LLC	Oklahoma
LHCG LXXIII, LLC	Oregon
Oregon Health Care Group, LLC	Oregon
Salem HomeCare, LLC	Oregon
Three Rivers HomeCare, LLC	Oregon
Keystone Healthcare Partnership, LLC	Pennsylvania
LHCG CXL, LLC	Pennsylvania
LHCG CXLI, LLC	Pennsylvania
LHCG CXLII, LLC	Pennsylvania
LHCG CXLIII, LLC	Pennsylvania
LHCG XXVII, LLC	Pennsylvania
Pennsylvania Health Care Group Holdings, LLC	Pennsylvania
Pennsylvania In-Home Healthcare Partnership-I, LLC	Pennsylvania
Pennsylvania In-Home Healthcare Partnership-II, LLC	Pennsylvania
Pennsylvania In-Home Healthcare Partnership-III, LLC	Pennsylvania
Pennsylvania In-Home Partner-I, LLC	Pennsylvania
Pennsylvania In-Home Partner-II, LLC	Pennsylvania
Pennsylvania In-Home Partner-III, LLC	Pennsylvania

Advanced Care House Calls of Rhode Island, LLC	Rhode Island
LHCG LIX, LLC	Rhode Island
Rhode Island Health Care Group, LLC	Rhode Island
Advanced Care House Calls of South Carolina, LLC	South Carolina
Halcyon Hospice of Aiken, LLC	South Carolina
LHCG XLI, LLC	South Carolina
South Carolina Health Care Group, LLC	South Carolina
South Carolina In-Home Healthcare Partnership-I, LLC	South Carolina
South Caroline In-Home Partner-I, LLC	South Carolina
Advanced Care House Calls of Tennessee, LLC	Tennessee
Almost Family ACO Services of Tennessee, LLC	Tennessee
Cedar Creek Home Health Care Agency, LLC	Tennessee
Elk Valley Health Services, LLC	Tennessee
Elk Valley Home Health Care Agency, LLC	Tennessee
Elk Valley Professional Affiliates, Inc.	Tennessee
Gericare, LLC	Tennessee
HMC Home Health, LLC	Tennessee
LHC HomeCare of Tennessee, LLC	Tennessee
LHCG CXXXII, LLC	Tennessee
LHCG CXXXIII, LLC	Tennessee
LHCG CXXXIV, LLC	Tennessee
LHCG CXXXV, LLC	Tennessee
LHCG CXXXVI, LLC	Tennessee
LHCG LXII, LLC	Tennessee
LHCG LXXXVIII, LLC	Tennessee
LHCG XCIII, LLC	Tennessee
LHCG XCIV, LLC	Tennessee
LHCG XCV, LLC	Tennessee
LHCG XCVI, LLC	Tennessee
LHCG XCVII, LLC	Tennessee
Lifeline Home Health Care of Springfield, LLC	Tennessee
Lifeline Home Health Care of Union City, LLC	Tennessee
Lifeline of West Tennessee, LLC	Tennessee
Medical Center Home Health, LLC	Tennessee
Morristown-Hamblen HomeCare & Hospice, LLC	Tennessee
Primary Care at Home of Tennessee, LLC	Tennessee
SunCrest Companion Services, LLC	Tennessee
SunCrest Healthcare of East Tennessee, LLC	Tennessee
SunCrest Healthcare of Middle TN, LLC	Tennessee
SunCrest Healthcare of West Tennessee, LLC	Tennessee
SunCrest Home Health of Claiborne County, Inc.	Tennessee
SunCrest Home Health of Manchester, Inc.	Tennessee
SunCrest Home Health of Nashville, Inc.	Tennessee
SunCrest LBL Holdings, Inc.	Tennessee
SunCrest Outpatient Rehab Services of TN, LLC	Tennessee
SunCrest Outpatient Rehab Services, LLC	Tennessee
SunCrest Telehealth Services, Inc.	Tennessee
Tennessee Health Care Group, LLC	Tennessee
Tennessee In-Home Healthcare Partnership-I, LLC	Tennessee
Tennessee In-Home Healthcare Partnership-II, LLC	Tennessee
Tennessee In-Home Healthcare Partnership-III, LLC	Tennessee
Tennessee In-Home Partner-I, LLC	Tennessee
Tennessee In-Home Partner-II, LLC	Tennessee
Tennessee In-Home Partner-III, LLC	Tennessee
Tennessee Nursing Services of Morristown, Inc.	Tennessee
Tennessee Physical Therapy Services of Kingsport, LLC	Tennessee

Tennessee Physical Therapy Services of Knoxville, LLC	Tennessee
University of TN Medical Center Home Care Services, LLC	Tennessee
West Tennessee HomeCare, LLC	Tennessee
Woods Home Health, LLC	Tennessee
GSHS Home Health, LP.	Texas
Home Care Connections, Inc.	Texas
In-Home Healthcare Partnership-I, LLC	Texas
In-Home Partner of Texas-I, LLC	Texas
LHCG CXI, LLC	Texas
LHCG CXII, LLC	Texas
LHCG CXIII, LLC	Texas
LHCG CXIV, LLC	Texas
LHCG CXV, LLC	Texas
LHCG CXVI, LLC	Texas
LHCG CXVII, LLC	Texas
LHCG CXXI, LLC	Texas
LHCG CXXII, LLC	Texas
LHCG CXXIV, LLC	Texas
LHCG CXXX, LLC	Texas
LHCG CXXXI, LLC	Texas
LHCG CXXXVII, LLC	Texas
LHCG Partner II, LLC	Texas
LHCG XXXIII, LLC	Texas
Marshall HomeCare, LLC	Texas
Red River HomeCare, LLC	Texas
Rivercrest Home Health Care, Inc.	Texas
Southwet Post-Acute Care Partnership, LLC	Texas
Texas Health Care Group of Texarkana, LLC	Texas
Texas Health Care Group of The Golden Triangle, LLC	Texas
Texas Health Care Group, LLC	Texas
Wichita Falls Texas Home Care, LLC	Texas
LHCG LX, LLC	Utah
Utah Health Care Group, LLC	Utah
Advanced Care House Calls Virginia, LLC	Virginia
LHCG CXXVII, LLC	Virginia
LHCG LXXX, LLC	Virginia
Virginia Health Care Group, LLC	Virginia
Virginia HomeCare, LLC	Virginia
Virginia In-Home Healthcare Partnership-I, LLC	Virginia
Virginia In-Home Healthcare Partnership-II, LLC	Virginia
Virginia In-Home Healthcare Partnership-III, LLC	Virginia
Virginia In-Home Healthcare Partnership-IV, LLC	Virginia
Virginia In-Home Healthcare Partnership-IX, LLC	Virginia
Virginia In-Home Healthcare Partnership-V, LLC	Virginia
Virginia In-Home Healthcare Partnership-VI, LLC	Virginia
Virginia In-Home Healthcare Partnership-VII, LLC	Virginia
Virginia In-Home Healthcare Partnership-VIII, LLC	Virginia
Virginia In-Home Healthcare Partnership-X, LLC	Virginia
Virginia In-Home Healthcare Partnership-XI, LLC	Virginia
Virginia In-Home Healthcare Partnership-XII, LLC	Virginia
Virginia In-Home Partner-I, LLC	Virginia
Virginia In-Home Partner-II, LLC	Virginia
Virginia In-Home Partner-III, LLC	Virginia
Virginia In-Home Partner-IV, LLC	Virginia
Virginia In-Home Partner-IX, LLC	Virginia
Virginia In-Home Partner-V, LLC	Virginia

Virginia In-Home Partner-VI, LLC	Virginia
Virginia In-Home Partner-VII, LLC	Virginia
Virginia In-Home Partner-VIII, LLC	Virginia
Virginia In-Home Partner-X, LLC	Virginia
Virginia In-Home Partner-XI, LLC	Virginia
Virginia In-Home Partner-XII, LLC	Virginia
Advanced Care House Calls of Washington, LLC	Washington
LHCG LXIII, LLC	Washington
Northeast Washington Home Health, Inc.	Washington
Northwest Healthcare Alliance, Inc.	Washington
Washington Health Care Group, LLC	Washington
Washington HomeCare and Hospice of Central Basin, LLC	Washington
Boone Memorial HomeCare, LLC	West Virginia
Grant Memorial HomeCare and Hospice, LLC	West Virginia
Home Care Plus, Inc.	West Virginia
Housecalls Home Health & Hospice, LLC	West Virginia
Jackson County Home Health, LLC	West Virginia
LHC HomeCare of West Virginia, LLC	West Virginia
LHC Physician Services of West Virginia, LLC	West Virginia
LHCG LII, LLC	West Virginia
LHCG LXXXIX, LLC	West Virginia
LHCG LXXXVII, LLC	West Virginia
LHCG XC, LLC	West Virginia
Mountaineer HomeCare, LLC	West Virginia
Preston Memorial HomeCare, LLC	West Virginia
Primary Care at Home of West Virginia, LLC	West Virginia
Princeton Community HomeCare, LLC	West Virginia
Roane HomeCare, LLC	West Virginia
St. Mary’s Medical Center Home Health Services, LLC	West Virginia
West Virginia Health Care Group, LLC	West Virginia
West Virginia HomeCare, LLC	West Virginia
West Virginia Physical Therapy Services of Charleston, LLC	West Virginia
Wetzel County HomeCare, LLC	West Virginia
Advanced Care House Calls of Wisconsin, LLC	Wisconsin
HHA of Wisconsin, LLC	Wisconsin
LHCG XLVII, LLC	Wisconsin
Wisconsin Health Care Group, LLC	Wisconsin